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                                                                    EXHIBIT 23.1

                        [LETTERHEAD OF ARTHUR ANDERSEN]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporating by reference in this Registration Statement on Form S-8 of our report dated April 2, 1997 included in Semtech Corporation's report on Form 10-K for the year ended January 26, 1997 and to all references to our firm included in this Registration Statement.



                                              /s/ ARTHUR ANDERSEN LLP
                                              -----------------------------
                                              ARTHUR ANDERSEN LLP


Los Angeles, California
January 8, 1998